                                                                   Exhibit 23.1



                  Consent of Independent Public Accountants



       As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 13, 1997 incorporated by reference in Star Banc Corporation's Form 10-K for the year ended December 31, 1996 and Form 8-K filed March 12, 1997, respectively, and to all references to our Firm included in this registration statement.


                                                   /s/ ARTHUR ANDERSEN LLP
                                                       ATHUR ANDERSEN LLP


Cincinnati, Ohio
October 3, 1997